Exhibit 10.1

AMENDMENT NO. 5 dated as of March 31, 2005 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Fleet National Bank , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Borrowers have informed the Agent that they, directly or indirectly, intend to sell certain of their Canadian assets to Maple Pictures Corp. (“Maple”), including (x) their equity interest in certain Canadian Subsidiaries, (y) distribution rights and copyrights in certain items of Product and (z) the majority of their equity interests in Christal Films Distribution Inc. In connection with the sale of these assets, Lions Gate Films Corp. will acquire a minority interest in Maple consisting of common and preferred shares of Maple, and Lions Gate Entertainment Inc. will enter into a library distribution agreement and an output agreement with Maple for the distribution of films for which the Borrowers control distribution rights in Canada (the foregoing transaction, “Maple Transaction”).

     The Borrowers have requested certain amendments to the Credit Agreement to, among other things, permit them to enter into and perform their obligations in connection with the Maple Transaction, to eliminate the Canadian Dollar Facility and to increase the U.S. Dollar Revolving Credit Facility by US$15,000,000 and the Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequences:

“ ‘Maple’ shall mean Maple Pictures Corp., a corporation incorporated pursuant to the laws of Canada.”

“Maple Transaction” shall mean (i) the sale of (x) the equity interests owned, directly or indirectly, by the Borrowers in certain of their Canadian Subsidiaries, (y) distribution rights and copyrights in certain items of Product and (z) the majority of the Borrowers’ equity interests in Christal Films Distribution Inc. and (ii) the entering into of a library distribution agreement and an output agreement with Maple, pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent.

     (B) Article 1 of the Credit Agreement is hereby further amended by replacing the dollar amount US$200,000,000 with the dollar amount US$215,000,000 in the definition of “U.S. Dollar Revolving Credit Facility”.

     (C) Article 1 of the Credit Agreement is hereby further amended by deleting each of the following terms in their entirety: “Canadian Agent”, “Canadian Clearing Account”, “Canadian Dollar Cash Collateral Account”, “Canadian Dollar Credit Commitment”, “Canadian Dollar Equivalent”, “Canadian Dollar Facility”, “Canadian Dollar Lenders”, “Canadian Dollar Loans”, “Canadian Dollar Note”, “Canadian Dollars”, “Canadian L/C Exposure”, “Canadian Plan”, “Canadian Prime Rate”, and “Canadian Prime Rate Loan”. The Credit Agreement is amended in its entirety by deleting all references to such terms in each place they occur.

     (D) Sections 2.3 and 2.4 of the Credit Agreement are deleted in their entirety and all references thereto are deleted each place they occur. The heading of Sections 2.3 is hereby amended by deleting the phrase “Canadian Dollar Loans” and replacing it with the phrase “Not Used.”. The heading of Section 2.4 of the Credit Agreement is hereby amended by deleting the phrase “Bankers’ Acceptances” and replacing it with the phrase “Not Used.”.

     (E) Section 6.4 of the Credit Agreement is hereby amended by adding a new clause (xvii) at the end thereof that reads as follows:

“(xvii) Investments in Maple consisting of 10 shares of the common stock of Maple (representing 10% of the common stock of Maple outstanding at the closing of the Maple Transaction) and $2,000,000 Canadian Dollars of Class A convertible preferred shares of Maple which shares are being issued to Lions Gate Films Corp. as part of the Maple Transaction.”

     (F) Section 6.7(a) is hereby amended to add the following subclause (vii) after subclause (vi) appearing therein that reads as follows:

     “the sale of assets and the capital stock of certain Canadian Subsidiaries as part of the

     Maple Transaction.”

     (G) Section 6.15 of the Credit Agreement is hereby amended by replacing the dollar amount “US$50,000,000” appearing in clause (x) thereof with the dollar amount “US$60,000,000”.

     (H) The Credit Agreement is further amended to cancel the Canadian Dollar Credit Commitment of JPMorgan Chase Bank, National Association in the amount of US$15,000,000 and to increase its U.S. Dollar Revolving Credit Commitment by the same amount.

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”):

     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

     (B) the Agent shall have received and be satisfied with final versions of all documentation to be executed in connection with the Maple Transaction; and

     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);

     (B) the receipt by the Agent of all fees as set forth in Section 5 of this Amendment; and

     (C) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment. Upon the Borrower’s reasonable request and at the sole expense of the Credit Parties, the Agent shall execute and deliver such terminations of security interest, intercreditor agreements, or other documentation necessary to give effect to the Maple Transaction.

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS:

LIONS GATE ENTERTAINMENT CORP.
By

Name:
Title:

LIONS GATE ENTERTAINMENT INC.
By

Name:
Title:

GUARANTORS:

408376 B.C. LIMITED
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
COVEN PRODUCTIONS CORP.
CUBE FORWARD PRODUCTIONS CORP.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS FILMS
LIONS GATE S.A.R.F.

LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION CORP.
LIONS GATE TELEVISION (ONTARIO) CORP.
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MISSING PRODUCTIONS CORP.
MISSING PRODUCTIONS I CORP.
MISSING PRODUCTIONS II CORP.
MOTHER PRODUCTIONS CORP.
M WAYS PRODUCTIONS CORP.
M WAYS II PRODUCTIONS CORP.
PLANETARY PRODUCTIONS, LLC
PRESSURE PRODUCTIONS CORP.
PRISONER OF LOVE PRODUCTIONS CORP.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
SHUTTERSPEED PRODUCTIONS CORP.
TERRESTRIAL PRODUCTIONS CORP.
VOID PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WIDOW PRODUCTIONS CORP.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
POST PRODUCTION, INC.
PUNISHER PRODUCTIONS, INC.
SCREENING ROOM, INC.

SILENT DEVELOPMENT CORP. VESTRON INC.

By:
Name:
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:
Name:
Title:

LENDERS:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent

By
Name:
Title:
Address: 277 Park Avenue 16th Floor, New York, NY 10172
Attention: Garrett Verdone
Facsimile: (212) 899-2893

BANK LEUMI USA

By

Name:
Title:
Address:
Attention:
Facsimile:

BNP PARIBAS

By

Name:
Title:
Address:
Attention:
Facsimile:

By

Name:
Title:
Address:
Attention:
Facsimile:

CITY NATIONAL BANK

By

Name:
Title:
Address:
Attention:
Facsimile:

FLEET NATIONAL BANK

By

Name:
Title:
Address:
Attention:
Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK

By

Name:
Title:
Address:
Attention:
Facsimile:

By

Name:
Title:
Address:
Attention:
Facsimile:

JP MORGAN CHASE BANK, TORONTO BRANCH, individually and as Canadian Agent

By

Name:
Title:
Address:
Attention:
Facsimile:

MANUFACTURERS BANK

By

Name:
Title:
Address:
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION

By

Name:
Title:
Address:
Attention:
Facsimile:

SOCIETE GENERALE

By

Name:
Title:
Address:
Attention:
Facsimile:

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank

By

Name:
Title:
Address:
Attention:
Facsimile:

UNION BANK OF CALIFORNIA, N.A.

By

Name:
Title:
Address:
Attention:
Facsimile:

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH

By

Name:
Title:
Address:
Attention:
Facsimile:

By

Name:
Title:
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC

By

Name:
Title:
Address:
Attention:
Facsimile:

GRAYSON & CO.

By

Name:
Title:
Address:
Attention:
Facsimile: